UNITED STATES DEPARTMENT OF THE TREASURY
LENDING AGREEMENT

CREDIT AND SECURITY TERMS

1.0 SCOPE
1.1 This Agreement sets forth the terms under which an entity may, in accordance with the Housing and Economic Recovery Act of 2008, borrow from and pledge Collateral to the United States Department of the Treasury (Treasury)

2.0 DEFINED TERMS

Account means the account described in section 3.2 of this Agreement.

Adverse Claim has the meaning set forth in Section 9.1(d).

Application Package means the Application Package, substantially in the form of
Appendix I, which the Borrower submitted in connection with its agreement to this
Agreement.

Borrower means an entity that incurs an Obligation to the Treasury.

Borrower-in-Custody or BIC Arrangement means an arrangement whereby the
Treasury authorizes a Borrower, or an affiliate of the Borrower, to retain possession of the Collateral, as described in Section 7 of this Agreement.

Business Day means any day the Federal Reserve Bank of New York is open for conducting all or substantially all its banking functions.

Certificate means the certificate, substantially in the form set forth in the appropriate
Application Package, provided to the Treasury by the Borrower.

Collateral means:
(i) all the Borrower’s rights, title, and interest in property as described in section 7.0 (and any other property agreed to by Treasury) that is (a) identified on a Collateral Schedule,
(b) identified on the books or records of a Reserve Bank as pledged to, or subject to a security interest in favor of, the Treasury or (c) in the possession or control of, or maintained with, the Treasury including;
(ii) all documents, books and records, including programs, tapes, and related electronic data processing software, evidencing or relating to any or all of the foregoing; and
(iii) to the extent not otherwise included, all proceeds and products of any and all of the foregoing and all supporting obligations given by any person with respect to any of the foregoing, including but not limited to interest, dividends, insurance, rents and refunds.

Collateral Schedule means the written, electronic or other statement(s) listing Collateral in effect at any time. Each statement of Collateral shall be in the form required by the
Treasury and shall identify the items of Collateral with the specificity required by the
Treasury. The removal of an item from a statement of Collateral will not be effective and will not affect the Treasury’s security interest in the item unless such removal is made in accordance with this Agreement and the Treasury’s procedures, including prior Treasury approval or authorization.

Event of Default means any of the following:
(i) the Borrower fails to repay or satisfy any Obligation when due;
(ii) the Borrower fails to perform or observe any of its obligations or agreements under the Lending Agreement or under any other instrument or agreement delivered or executed in connection with the Lending Agreement;
(iii) any representation or warranty made or deemed to be made by the Borrower under or in connection with the Lending Agreement, or that is contained in any certificate, document, or financial or other statement delivered by it or in connection with the
Lending Agreement, is inaccurate in any material respect on or as of the date made or deemed made;
(iv) the Insolvency of the Borrower;
(v) the Lending Agreement or any other agreement delivered or executed in connection with the Lending Agreement ceases, for any reason, to be in full force and effect, or the
Borrower so asserts or any security interest or lien created hereby ceases to be enforceable or have the same effect and priority purported to be created hereby;
(vi) the creation of an encumbrance upon Collateral, or placement of a levy, judicial seizure of, or an attachment upon Collateral;
(vii) whenever the Secretary of the Treasury determines that Treasury’s position is insecure with respect to the financial condition of the Borrower or the Borrower’s ability to perform its Obligations.

Federal Reserve Bank means any one of the Federal Reserve Banks.

Insolvency means:
(i) the condition of insolvency;
(ii) that a proceeding relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to adjudicate an entity bankrupt or insolvent or seeking reorganization, adjustment, dissolution, liquidation or other relief with respect to the Borrower or the
Borrower’s debt is commenced;
(iii) that an assignment for the benefit of the Borrower’s creditors occurs;
(iv) that a receiver, custodian, conservator, or the like is appointed for the Borrower or for any of its United States or foreign branches or agencies;
(v) that the Borrower has been closed by order of its supervisory authorities, or a public officer has been appointed to take over such entity;
(vi) that the Borrower ceases or refuses to make payments in the ordinary course of business, or admits in a record its inability to pay its debt as they become due;
(vii) the Borrower’s business is suspended, or any party has presented or filed a petition for winding-up or liquidating the Borrower; or
(viii) any other circumstances that evince the Borrower’s inability to pay its debts when due.

Lending Agreement means this Agreement, any Collateral Schedule, each document in the Application Package executed or furnished to the Treasury by the Borrower, and any other agreement or document executed by the Borrower in connection with this
Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time.

Lending Documents has the meaning set forth in Section 8 of this Agreement

Letter of Agreement means the Letter of Agreement, substantially in the form found in
Appendix I pursuant to which the Borrower agrees to be bound by the terms of this
Agreement.

Loan means an extension of credit to the Borrower.

Loan Repayment Amount means the amount of a Loan, plus all accrued and unpaid interest thereon.

Obligation, whether now existing or hereafter incurred, means:
(i) Loan Repayment Amounts;
(ii) any other liabilities of the Borrower to the Treasury; and
(iv) any expense the Treasury or its designee(s) may incur to:
a. obtain, preserve and/or enforce the Lending Agreement or the Treasury’s security interest in Collateral and the Borrower’s Obligations under the Lending Agreement,
b. collect any or all of the foregoing, or
c. assemble, transport, maintain or preserve Collateral (including, without limitation, taxes, assessments, insurance premiums, repairs, reasonable attorneys’ fees, rent, transportation, storage costs, and expenses of sale).

Treasury means the United States Department of the Treasury. For operational purposes, the term “Treasury” includes a Federal Reserve Bank acting as fiscal agent to the Treasury.

UCC means the Uniform Commercial Code.

3.0 LOANS
3.1 A request for a Loan shall be made to the Treasury in a form and time acceptable to the Treasury. A Loan must be secured by Collateral acceptable to the Treasury. Upon
Treasury’s request, the Borrower shall submit a written application for a Loan.

3.2 The Treasury’s approval of a request for a Loan shall be evidenced by, and the Loan shall be deemed made at the time of, the Treasury’s record of the credit of the amount of the Loan to an Account agreed upon by the Borrower and the Treasury.

3.3 Loans to the Federal Home Loan Banks (FHLBs) or any FHLB under this Agreement shall be joint and several obligations of all the FHLBs, issued under Section 11(a) of the
Federal Home Loan Bank Act, 12 U.S.C. § 1431(a), through the Office of Finance as agent of the FHLBs, and therefore are consolidated obligations issued pursuant to part
966 of the rules of the Federal Housing Finance Board, in continuing force and effect under Section 1312 of the Housing and Economic Recovery Act of 2008, and any
successor rule of the Federal Housing Finance Agency.

4.0 INTEREST
4.1 The interest rate applicable to a Loan shall be the rate, as from time to time established by the Treasury. Interest on a Loan shall accrue from the day the Loan is credited to the Account and shall be payable at the applicable rate in effect on that day, except that if the interest rate changes while a Loan is outstanding, the new rate shall apply as of the day on which the rate change is effective. Interest shall be computed on the basis of 365 days in a year.

4.2 If all or any portion of a Loan Repayment Amount is not paid when due (whether by acceleration or otherwise), interest on the unpaid portion of the Loan Repayment
Amount shall be calculated at a rate 500 basis points higher than the applicable rate then in effect until the unpaid Loan Repayment Amount is paid in full.

5.0 REPAYMENT OF LOAN
5.1 The Borrower promises to pay a Loan Repayment Amount when due in actually and finally collected funds. A Loan Repayment Amount is immediately due and payable
(a) on demand;
(b) without any demand, notice or other action on the due date and time specified by the
Treasury in writing (provided that if such date falls on a day that is not a Business Day, the due date shall be extended to the next Business Day) or upon the occurrence of any
Event of Default described in clause (iv), (v) or (vii) of the definition of such term.

5.2 The Borrower waives any right to presentment, notice of dishonor, protest, and any other notice of any kind except as expressly provided for herein.

5.3 Upon notice to the Treasury at least 2 days in advance, the Borrower may prepay a
Loan Repayment Amount, in whole or in part, without penalty.

5.4 The appropriate Federal Reserve Bank, acting on behalf of the Treasury, will debit the Borrower’s Account for the Loan Repayment Amount and all other Obligations when due.

6.0 GRANT OF SECURITY INTEREST
For value received and in consideration of the Treasury permitting the Borrower to obtain
Loans, the Borrower hereby transfers and assigns to the Treasury and grants to the
Treasury a continuing security interest in and lien on the Collateral as collateral security for the timely and complete payment and performance when due (whether at stated
maturity, by acceleration or otherwise) of all Obligations.

7.0 COLLATERAL
7.1 The Borrower shall ensure that the Collateral meets the requirements set forth in this section or as the Treasury may otherwise from time to time prescribe.

7.2 Acceptable Collateral consists of Federal Home Loan Bank advances to member financial institutions that have been collateralized in accordance with Federal Home
Loan Bank standards (FHLB advances) and mortgage backed securities issued by the
Federal National Mortgage Association or the Federal Home Loan Mortgage
Corporation.

7.3 Acceptable FHLB advances shall be valued with a 13% haircut applied to the outstanding principal amount of the asset on the balance sheet of the Federal Home
Loan Bank. Haircuts may also be applied to the value of mortgage backed securities as determined by Treasury.

7.4 FHLB advances pledged as Collateral under this Agreement may be held under a
BIC Arrangement subject to section 7.10 herein. FHLB advances must be prepositioned, in an amount acceptable to the Treasury, before a Federal Home Loan Bank is eligible to receive a Loan under this Agreement. MBS pledged as Collateral under this
Agreement must be held in a custodial National Book Entry System account established through the Federal Reserve Bank of New York. MBS pledged hereunder may be repositioned from an investment account into the custodial account on a same-day basis.

7.5 On a weekly basis, Borrower must submit to the Federal Reserve Bank of New York acting as fiscal agent of the Treasury, a Collateral Schedule listing the Collateral pledged to Treasury under this Agreement, including the outstanding principal amount of any
FHLB advances.

7.6 The Treasury may at any time request the Borrower to replace any item of Collateral or to grant a lien and security interest in additional assets of a type and in an amount acceptable to the Treasury, and the Borrower shall promptly do so.

7.7 Unless otherwise specified by the Treasury in writing, the Borrower shall promptly withdraw from the Collateral Schedule:
(a) any Collateral that has a payment of principal or interest past due, in whole or in part, for more than 30 days;
(b) any Collateral that has been paid in full by the obligor; or
(c) any Collateral if the obligor on such Collateral becomes insolvent, or if a receiver, custodian, or the like is appointed for the obligor.
Prior to such withdrawal, however, the Borrower shall update any relevant Collateral
Schedule and pledge substitute Collateral acceptable to the Treasury by submitting an updated Collateral Schedule or otherwise pledging such Collateral to the Treasury.

7.8 The Treasury has no duty to collect any income accruing on Collateral or to preserve any rights relating to Collateral.

7.9 The Borrower hereby:
(a) authorizes the Treasury at any time to file or record in any filing office in any jurisdiction which the Treasury determines appropriate to perfect the security interests set forth hereunder, financing statements, and any amendments or continuation statements related thereto without the signature of the Borrower therein that describes the Collateral and the Borrower shall, promptly at the Treasury’s request, provide any additional information required by Article 9 of the UCC, as in effect in any relevant jurisdiction, for the sufficiency or acceptability of any financing statement;
(b) ratifies its authorization for the Treasury to have filed any financing statement, including any amendment or continuation statement related thereto, in any jurisdiction, where the same has been filed prior to the date on which the Letter of Agreement is signed by the Borrower;
(c) authorizes the Treasury at any time, to take any and all other actions that may be necessary or, in the Treasury’s sole discretion, desirable to obtain, preserve, perfect or enforce the Treasury’s security interest in the Collateral;
(d) authorizes the Treasury to endorse or assign as the Borrower’s agent any item of
Collateral, to inspect Collateral held by the Borrower, and copy any relevant records and/or documents.

7.10 Treasury will keep all information regarding the identity of borrowers identified in any collateral documentation confidential and such information will not be disclosed except to as authorized or necessary to effectuate the terms of this Agreement.

7.11 If the Treasury approves, the Borrower may hold certain Collateral in a BIC
Arrangement (“BIC-held Collateral”) subject to the following:
(a) BIC-held Collateral shall be prominently identified as Pledged to the Treasury and subject exclusively to the Treasury’s written instructions. At the Treasury’s request, the
Borrower shall, without delay, prominently and conspicuously affix a legend to items of
BIC-held Collateral indicating that such items are subject to a security interest in favor of the Treasury.
(b) The Borrower shall mark its records to show that BIC-held Collateral has been pledged to the Treasury and is subject exclusively to the Treasury’s written instructions.
Any computer generated list or report containing BIC-held Collateral must incorporate a legend indicating that such Collateral is pledged to the Treasury.
(c) Upon the Treasury’s request, the Borrower shall at all times segregate BIC-held
Collateral from its own assets or the assets of any other party and shall hold Collateral in such location(s) approved by the Treasury. BIC-held Collateral shall not be removed from such location(s) without the prior written approval of the Treasury.
(d) The Borrower may withdraw or replace BIC-held Collateral only with the approval of the Treasury and on terms acceptable to the Treasury.
(e) The Treasury may from time to time notify Borrower of additional requirements on
BIC-held Collateral. The Borrower’s failure to comply with such requirements may disqualify the Borrower from participation in the BIC Arrangement.

7.12 With respect to any item of Collateral not delivered or transferred to the Treasury or its agent or custodian, including BIC-held Collateral, the Borrower shall hold such item of
Collateral in trust for the Treasury until the Collateral is delivered or transferred in accordance with the Treasury’s instructions. The Borrower bears the risk of loss for any
Collateral held in the Borrower’s possession, at any custodian, maintained in an account at a securities intermediary other than a Reserve Bank, or in transit to or from the
Reserve Bank. The Borrower also bears the risk of any accidental loss or damage to
Collateral in the possession of the Treasury or its agent to the extent the Treasury exercised reasonable care.

7.13 Unless an Event of Default occurs or the Treasury expressly directs otherwise, any proceeds, dividend, interest, rent, proceeds of redemption, and/or any other payment received by the Borrower regarding any Collateral may be retained by the Borrower. If the Treasury directs that any of the foregoing be paid to the Treasury, the Borrower shall remit those payments, or cause such payments to be remitted, promptly to the Treasury and, until receipt by the Treasury, such payments are deemed to be held in trust for the
Treasury.

7.14 The Treasury is under no obligation to allow for the withdrawal of any item of
Collateral from the pledge to the Treasury, or to allow the removal of any item of
Collateral from the Collateral Schedule or otherwise release its security interest in any item of Collateral unless:
(a) the Borrower has provided substitute Collateral acceptable to the Treasury; or
(b) the Treasury has verified, in accordance with its normal customs and procedures, that all Obligations have been unconditionally repaid in full and that the Borrower is not currently in default under another agreement with the Treasury.

7.15 Borrower shall submit a written certification to Treasury including the following information and attestations: (i) the location of all supporting documentation or records;
(ii) a statement that all supporting documentation or records are complete, controlled, and protected; (iii) a description of the Borrower’s asset valuation criteria; (iv) a description of the Borrower’s internal loan-rating system; (v) a description of how
Collateral is marked as pledged to the Treasury; and (vi) where applicable, a statement that Borrower’s Financial Statement including its portfolio of FHLB advances is audited in accordance with applicable auditing standards. This certification is only required on a one-time basis, however, Borrower shall notify Treasury if any of the information contained in the certification changes or is no longer accurate.

8.0 MAINTENANCE OF LENDING DOCUMENTS
The documents specified below must be maintained continuously as official records of the Borrower. The documents listed in subparagraph (a) shall at all times be kept together in one place, while the document listed in subparagraph (b) may be kept in any accessible and secure location on the Borrower’s premises.
(a) a copy of the Lending Agreement; and
(b) a current statement of outstanding Loans.

9.0 REPRESENTATIONS AND WARRANTIES
9.1 The Borrower represents and warrants that:
(a) (i) the Borrower has the power and authority, and the legal right, to make, deliver and perform the Lending Agreement and to obtain a Loan; (ii) the Borrower has taken all necessary organizational action to authorize the execution, delivery and performance of the Lending Agreement and to authorize the obtaining of a Loan on the terms and conditions of the Lending Agreement; (iii) no consent or authorization of, filing with, notice to or other act by or in respect of, any governmental authority or any other person is required in connection with the obtaining of Loans hereunder or with the execution, delivery, performance, validity or enforceability of the Lending Agreement; and (iv) the
Lending Agreement has been duly executed and delivered on behalf of the Borrower;
(b) the Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is not in violation of any laws or regulations in any respect which could have any adverse effect whatsoever upon the validity, performance or enforceability of any of the terms of the Lending Agreement;
(c) the Lending Agreement constitutes a legal, valid and binding obligation of the
Borrower, enforceable against the Borrower in accordance with its terms;
(d) the Borrower has rights in Collateral sufficient to grant an enforceable security interest to the Treasury and its rights in Collateral are free of any assertion of a property right that would adversely affect the Treasury’s right to Collateral, including but not limited to any claim, lien, security interest, encumbrance, preference or priority arrangement or restriction on the transfer or pledge of Collateral (an “Adverse Claim”), except as created by, or otherwise permitted under, the Lending Agreement or by the
Treasury;
(e) all information set forth on the Certificate is accurate and complete and there has been no change in such information since the date of the Certificate;
(f) (i) the Lending Agreement is effective to create in favor of the Treasury a legal, valid, and enforceable security interest in the Collateral described in the Lending Agreement and proceeds thereof; (ii) when financing statements are filed in the state filing offices located in the jurisdictions specified on the Certificate, those security interests shall constitute a fully and validly perfected lien on, and security interest in, all rights, title and interest of the Borrower in such Collateral as to which perfection can be obtained by filing, as security for the Obligations, in each case prior and superior in right to any other person (except for liens that arise by operation of law); and (iii) no financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Treasury pursuant to the
Lending Agreement, are permitted by the Lending Agreement, or are otherwise permitted by the Treasury;

9.2 Each time the Borrower requests a Loan or grants a security interest in any
Collateral to Treasury, the Borrower is deemed to make all of the foregoing representations and warranties on and as of the date such Loan is incurred or security granted. Such representations and warranties shall be true on and as of such date and shall remain true and correct so long as the Lending Agreement remains in effect, any
Obligation remains outstanding, or any other amount is owing to the Treasury.

10.0 COVENANTS
The Borrower covenants that so long as the Lending Agreement remains in effect or any
Obligation remains outstanding or any other amount is owing to the Treasury:
(a) except for the security interest herein granted or otherwise permitted hereunder or by the Treasury, the Borrower shall have rights in the Collateral free from any Adverse
Claim, and shall maintain the security interest created hereby with the priority set forth in
Section 9.1(f) and shall take all actions necessary or prudent to defend against Adverse
Claims;
(b) except as otherwise permitted hereunder or by the Treasury, the Borrower shall not
(i) sell or otherwise dispose of, or offer to sell or otherwise dispose of, the Collateral or any interest therein, or (ii) pledge, mortgage, or create, or permit the existence of any right of any person in or claim to, the Collateral other than the security interest granted herein;
(c) the Borrower shall not perform any act with respect to any Collateral that would impair the Treasury’s rights or interests therein, nor will the Borrower fail to perform any act that would reasonably be expected to prevent such impairment or that is necessary to preserve the Treasury’s rights;
(d) the Borrower shall promptly notify the Treasury if the Borrower fails or is about to fail to meet the capital requirements required by regulations applicable to the Borrower.
(e) the Borrower shall renew or keep in full force and effect its organizational existence or take all reasonable action to maintain all rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business;
(f) in any BIC Arrangement, the Borrower shall provide for periodic audits of BIC-held
Collateral pledged to the Treasury, shall notify the Treasury immediately of any irregularities discovered during any audits, and shall certify periodically, as determined by the Treasury, that it is complying with the requirements of the BIC Arrangement;
(g) without providing at least 30 days’ prior written notice to the Treasury and submitting an updated Certificate to the Treasury, the Borrower shall not cause or permit any of the information provided in the Certificate, including its jurisdiction of organization, to become untrue;
(h) the Borrower shall promptly notify the Treasury of the occurrence or impending occurrence of any Event of Default; and
(i) the Borrower shall promptly notify the Treasury of any change in applicable law, the regulations or policies of its chartering and/or licensing authority, or its charter, bylaws, or other governing documents, or any legal or regulatory process asserted against the
Borrower, that materially affects or may materially affect the Borrower’s authority or ability to lawfully perform its obligations under the Lending Agreement.

11.0 WAIVER OF IMMUNITY; SUBMISSION TO JURISDICTION
11.1 If the Borrower or its property is now, or in the future becomes, entitled to any immunity, whether characterized as sovereign or otherwise (including, without limitation, immunity from set-off, from service of process, from jurisdiction of any court or tribunal, from attachment in aid of execution, from attachment prior to the entry of a judgment, or from execution upon a judgment) in any legal proceeding in Federal or State court then the Borrower expressly and irrevocably waives, to the maximum extent permitted by law, any such immunity. To the extent the Borrower receives any such entitlement in the future, the Borrower shall promptly notify the Treasury of such entitlement.

11.2 The Borrower submits in any legal action or proceeding relating to or arising out of the Lending Agreement, or the conduct of any party with respect therefor or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the Federal District Court for the District of Columbia and any
appellate court thereof. The Borrower agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail
(or any substantially similar form of mail), postage prepaid, to the address provided in the Letter of Agreement; and agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The
Borrower also agrees that a final judgment in any such suit, action, or proceeding brought in such court shall be conclusive and binding upon the Borrower. The foregoing does not diminish or otherwise affect any rights the Treasury may have under law.

12.0 REMEDIES UPON DEFAULT
12.1 Upon the occurrence of, and at any time during the continuance of, an Event of
Default, the Treasury may pursue any of the following remedies, separately, successively, or concurrently:
(a) cause the Borrower’s Account to be debited in an amount up to the Borrower’s unpaid Obligations;
(b) set off any Obligation against any amount owed by the Treasury to the Borrower, whether or not such amount owed is then due and payable;
(c) exercise any right of set-off or banker’s lien provided by applicable law against the
Borrower’s property in the possession or control of, or maintained with, the Treasury, including but not limited to items in process of collection and their proceeds and any balance to the credit of the Borrower with the Treasury;
(d) take possession of any Collateral not already in Treasury’s possession, without demand and without legal process. Upon the Treasury’s demand, the Borrower shall assemble and make Collateral available to the Treasury as the Treasury directs. The
Borrower grants to the Treasury the right, for this purpose to enter into or on any premises where Collateral may be located; and
(e) pursue any other remedy available to collect, enforce, or satisfy any Obligation, including exercising its rights as a secured creditor to collect income on the Collateral, or to sell, assign, transfer, lease or otherwise dispose of Collateral whether or not Collateral is in the Treasury’s possession, or to take action against any other property or assets of the Borrower whether or not pledged to Treasury as Collateral.
Where the Borrower is a FHLB, pursue any and all remedies available to collect, enforce, or satisfy any Loan Repayment Amount against any other FHLB on the basis that the Loan Repayment Amount is a consolidated obligation as described in section
3.3. In the event that a FHLB other than the Borrower satisfies a Loan Repayment
Amount owed by the Borrower pursuant to this subsection, Treasury will release any collateral remaining upon satisfaction of all Obligations of the Borrower in accordance with instructions provided by the Office of Finance.

12.2 If the Treasury exercises its rights in Collateral upon an Event of Default:
(a) the Treasury may sell, assign, transfer, and deliver, at the Treasury’s option, all or any part of Collateral at private or public sale, at such prices as the Treasury may, in good faith, deem best, without advertisement, and the Borrower waives notice of the time and place of the sale, except any notice that is required by law and may not be waived;
(b) the Treasury has no obligation to prepare Collateral for sale, and the Treasury may sell Collateral and disclaim any warranties without adversely affecting the commercial reasonableness of the sale;
(c) the Treasury has no obligation to collect from any third party or to marshal any assets in favor of the Borrower to satisfy any Obligation; and
(d) the Treasury may purchase any or all of Collateral and pay for it by applying the purchase price to reduce amounts owed by the Borrower to the Treasury.

12.3 The Borrower appoints the Treasury with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower, to endorse, assign, transfer, and deliver Collateral to any party, and to take any action deemed necessary or advisable by the Treasury either to protect the
Treasury’s interests or exercise its rights under the Lending Agreement, including taking any action to perfect or maintain the Treasury’s security interest (including but not limited to recording an assignment of a mortgage or filing a financing statement). This power of attorney is coupled with an interest and as such is irrevocable and full power of substitution is granted to the assignee or holder. As attorney-in-fact, the Treasury may take any lawful action to collect all sums due in connection with Collateral, the Treasury may release any Collateral, instruments or agreements securing or evidencing the
Obligations as fully as the Borrower could do if acting for itself, and the Treasury may take any action set forth in Section 7.9, but the Treasury has no obligation to take any such actions or any other action in respect of the Collateral.

12.4 The proceeds realized by the Treasury upon selling or disposing of Collateral, to the extent actually received in cash by the Treasury will be applied toward satisfaction of the Obligations. The Treasury shall apply such proceeds first to any fees, other charges, penalties, indemnities, and costs and expenses of, collection, or realizing on interests in
Collateral (including reasonable attorneys’ fees), next to accrued but unpaid interest, and last to the unpaid principal balance. The Treasury will account to the Borrower for any surplus amount realized upon such sale or other disposition, and the Borrower shall remain liable for any deficiency.

12.5 No delay or failure by the Treasury to exercise any right or remedy accruing upon an Event of Default shall impair any right or remedy, waive any default or operate as an acquiescence to the Event of Default, or affect any subsequent Event of Default of the same or of a different nature.

12.6 On complying with the provisions of the Lending Agreement and applicable law, the
Treasury is fully discharged from any liability or responsibility to any person regarding
Collateral.

13.0 INDEMNIFICATION
13.1 The Borrower shall indemnify the Treasury and its officers, directors, employees and agents (each, an “Indemnified Party”) for any loss, claim, damage, liability, and expense (including, without limitation, reasonable attorneys’ fees, court costs and expenses of litigation) incurred by an Indemnified Party in the course of or arising out of the performance of the Lending Agreement, any action related to Collateral, or any action to which an Indemnified Party may become subject in connection with the
Treasury’s exercise, enforcement or preservation of any right or remedy granted to it under the Lending Agreement, except to the extent that such loss, claim, damage, liability, or expense results, as determined by a court, from the Treasury’s gross negligence or willful misconduct.

13.2 The Treasury will give the Borrower written notice of any claim that the Treasury or any other person may have under this indemnity. The Borrower is not liable for any claim that is compromised or settled by the Treasury or such persons without the Borrower’s prior written consent, provided that the Borrower responded promptly and in the
Treasury’s judgment, adequately, to the Treasury’s notice of such claim. This indemnity remains an obligation of the Borrower notwithstanding termination of the Lending
Agreement, and is binding on the Borrower’s successors and assigns. Upon written demand from the Treasury, the Borrower shall pay promptly amounts owed under this indemnity, free and clear of any right of offset, counterclaim or other deduction, and the
Treasury’s reasonable determination of amounts owing hereunder is binding. If not promptly paid by the Borrower, such obligation becomes an Obligation secured under the Lending Agreement.

14.0 MISCELLANEOUS
14.1 The Treasury is not obligated by the Lending Agreement or otherwise to make, increase, renew, or extend any Loan to the Borrower.

14.2 The Borrower’s obligations under the Lending Agreement shall be performed by it at its own cost and expense.

14.3 Unless expressly agreed otherwise by the Treasury, Eastern Time shall be used to determine any deadline hereunder, including the time a Loan Repayment Amount is due and payable.

14.4 The Treasury or a Federal Reserve Bank acting on behalf of the Treasury may record telephone communications with the Borrower and such recordings may be submitted in evidence to any court or in any proceeding for the purpose of establishing any matters pertinent to the Lending Agreement.

14.5 The Treasury’s rights and remedies under the Lending Agreement are in addition to any others agreed to by the Borrower or that may exist at law or in equity.

14.6 Any provision of the Lending Agreement that is unenforceable or invalid under any law in any jurisdiction is ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision, and any such unenforceability or invalidity shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.7 The Lending Agreement is binding on the receivers, administrators, permitted assignees and successors, and legal representatives of the Borrower and inures to the benefit of the Treasury, its assignees and successors.

14.8 The Borrower may not assign its rights or obligations hereunder.

14.9 The Treasury is not required to provide a written advice to the Borrower for any
Loan or Loan Repayment Amount.

14.10 The Treasury has no liability for acting in reliance upon any communication
(including a fax, telex, electronic communication, or similar communication) reasonably believed by the Treasury to be genuine or to be sent by an individual acting on behalf of the Borrower.

14.11 The Section headings used herein are for convenience only and are not to affect the construction hereof or be taken into consideration in the construction hereof.

15.0 AMENDMENT
The Treasury, in its sole discretion, may amend the Lending Agreement without prior notice at any time. The Treasury shall notify the Borrower of any such amendment and, thereafter, any pledge of Collateral, request for any Loan or incurrence of any other
Obligation shall constitute the Borrower’s agreement to such amendment as of the effective date of such amendment. An amendment does not modify the terms of an outstanding Loan.

16.0 NOTICE
16.1 Any and all notices, statements, demands or other communications hereunder may be given by a party to the other by mail, facsimile, telegraph, messenger or otherwise to the address specified in Appendix I hereto, or so sent to such party at any other place specified in a notice of change of address hereafter received by the other. All notices, demands and requests hereunder may be made orally, to be confirmed promptly in writing, or by other communication as specified in the preceding sentence.

16.2 If sent to the Treasury, the notice must be addressed as specified by the Treasury.

17.0 TERMINATION
17.1 The Lending Agreement shall terminate on December 31, 2009 but shall remain in effect as to any Loan outstanding on that date. Notwithstanding any other provision of this Agreement, the Borrower may terminate its consent to be bound by the Lending
Agreement prior to that time by giving written notice to the Treasury in the manner specified by Treasury, so long as no Loan is then outstanding. Termination does not release the Borrower or affect the Treasury’s rights, remedies, powers, security interests or liens against Collateral in existence prior to the termination or to Treasury’s receipt of the notice of termination, nor does termination affect any provision of the Lending
Agreement which by its terms survives termination of the Lending Agreement.

17.2 Upon termination, the Treasury may retain Collateral until the Treasury has had a reasonable opportunity to verify, in accordance with its normal customs and procedures, that all of the Borrower’s Obligations, contingent or otherwise, to the Treasury have been fully satisfied and discharged.

18.0 GOVERNING LAW
The Lending Agreement, including any Loan or any other transaction entered into pursuant thereto, is governed by federal law or to the extent no applicable federal law exists by the laws of the State of New York. The Lending Agreement is a security agreement for purposes of the UCC, as in effect in any relevant jurisdiction, and other applicable law.

19.0 WAIVER OF JURY TRIAL
THE BORROWER AND THE TREASURY EACH HEREBY UNCONDITIONALLY AND
IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION,
SUIT, COUNTERCLAIM, OR CROSS CLAIM ARISING IN CONNECTION WITH, OUT
OF, OR OTHERWISE RELATING TO THE LENDING AGREEMENT, THE
COLLATERAL, OR ANY TRANSACTION OR AGREEMENT ARISING THEREFROM
OR RELATED THERETO.